SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2003

                            AUSSIE APPAREL GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-1084133                                         52-1146119
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 (Commission File Number)                      (IRS Employer Identification No.)

         One World Trade Center, Suite 800, Long Beach, California 90831
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               (Address of Principal Executive Offices) (Zip Code)

                                  562-983-8045
                    ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      17911 Beach Boulevard, Suite 710, Huntington Beach, California 92677
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

         On Friday, May 23,2003 Registrant announced a five-to-one forward stock split which became effective on May 27,2003 to Registrant's shareholders of record on May 21,2003.

This release is intended as a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties that may affect the operations, performance development and results of the Company's business include but are not limited to fluctuations in financial results, availability and customer acceptance of our products and services, the impact of competitive products, services and pricing, general market trends and conditions, and other risks detailed in the Company's SEC reports.

                                   SIGNATURES
                              ---------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                            AUSSIE APPAREL GROUP LTD.


May 31, 2003                         By:      /s/ Bruce MacGregor
                                              -------------------------------
                                              Bruce MacGregor, President